UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2025

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2025, TeraWulf Inc. (the “Company”) announced that its indirect subsidiary Akela Data LLC (“Akela”) had entered into a Datacenter Lease Agreement for colocation building number 5 (“CB-5”) (the “Fluidstack Lease”) with Fluidstack USA I Inc., a Delaware corporation (“Fluidstack”), pursuant to which Akela has agreed to lease property at the Company’s Lake Mariner data center campus in upstate New York to Fluidstack, including all structures, equipment, facilities and fixtures located thereon (the “CB-5 Premises”). The CB-5 Premises will provide more than 160 megawatts (MW) of critical IT load for high-performance computing (“HPC”) data center operations. Akela is expected to complete construction and deliver the CB-5 Premises to Fluidstack by year end 2026. Fluidstack’s obligations to pay rent under the Fluidstack Lease begin on the completion date of the lease and continue for a 10-year term.

In connection with the Fluidstack Lease, the Company entered into the following agreements.

Recognition Agreement

On August 17, 2025, Akela entered into a Recognition Agreement for CB-5 (the “Google Recognition Agreement”), among Akela, Fluidstack and Google LLC (“Google”), pursuant to which Google has agreed to backstop (the “Google BackStop”) certain obligations of Fluidstack under the Fluidstack Lease. The Google BackStop under the Google Recognition Agreement will become effective as of the commencement date under the Fluidstack Lease.

In the event of a payment default under the Fluidstack Lease, or if Fluidstack becomes subject to an insolvency event, following notice from Akela, Google will have the option to either (i) pay the termination fee under the Fluidstack Lease or (ii) pay all rent currently due under the Fluidstack Lease and assume the Fluidstack Lease as the tenant thereunder.

The description of the Google Recognition Agreement is qualified in its entirety by reference to the full and complete terms of the Google Recognition Agreement, a form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on August 14, 2025.

On August 17, 2025, Akela entered into two additional recognition agreements with certain providers setting forth certain rights and obligations with respect to certain property to be used on the CB-5 Premises in connection with the Fluidstack Lease and providing for certain cure rights in the event of a default under the Fluidstack Lease and, in certain circumstances, the right to assume the Fluidstack Lease.

Warrant Agreement

On August 17, 2025, in consideration for Google providing the Google BackStop, the Company entered into a Warrant Agreement for CB-5 (the “Warrant Agreement”) with Google, pursuant to which the Company issued to Google warrants (the “Warrants”) to purchase a total of 32,568,197 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an exercise price of $0.01 per share of the Common Stock. As a condition to receiving the Warrants prior to the effective date applicable to the Google BackStop, Google has agreed to pledge the Warrants for the benefit of the lenders under certain financing transactions in connection with construction of the CB-5 Premises pursuant to a customary warrant pledge agreement until such time as the Google BackStop becomes effective.

The description of the Warrant Agreement is qualified in its entirety by reference to the full and complete terms of the Warrant Agreement, a form of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K on August 14, 2025.

Item 7.01. Regulation FD.

On August 18, 2025, the Company issued a press release announcing the Fluidstack Lease and related transactions. A copy of the press release is furnished hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Report (as well as in Exhibit 99.1 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by TeraWulf Inc., dated August 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) the ability to mine bitcoin profitably; (2) our ability to attract additional customers to lease our HPC data centers; (3) our ability to perform under our existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost-effectively execute related projects; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; (10) operational and financial risks associated with the expansion of the Lake Mariner data center, including risks associated with financing project-related costs; and (11) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 18, 2025

TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer and Corporate Secretary